UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of jurisdiction)

0-21937	68-0262011
(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive Concord, California	94520
(Address of Principal Executive Offices)	(Zip Code)

(925) 288-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 1, 2007, Cerus Corporation (the “Company”) announced its results for the first quarter ended March 31, 2007. A copy of the Company’s press release, entitled “Cerus Corporation Announces First Quarter Financial Results,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Cerus Corporation, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 1, 2007, entitled “Cerus Corporation Announces First Quarter Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2007		CERUS CORPORATION

	By:	/s/ William J. Dawson
William J. Dawson
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 1, 2007, entitled “Cerus Corporation Announces First Quarter Financial Results.”